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                                                                 EXHIBIT 10.14


                                      LEASE

                                    AGREEMENT
                                     between

                             LOUP MANAGEMENT COMPANY
                                    LANDLORD

                                       and

                                     JAYCOR
                                     TENANT

                             DATE December 31, 1994



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                                 LEASE AGREEMENT

THIS LEASE AGREEMENT dated this 31st day of December, 1994, by and between Loup Management Company, hereinafter referred to as Landlord, and Jaycor, a California Corporation hereinafter referred to as Tenant.

                                   WITNESSETH:

       In consideration of the payment of the rent hereunder provided and the keeping and performance of each and every one of the covenants, agreements and conditions of Tenant hereinafter set forth, Landlord does hereby Lease unto the said Tenant the Demised Premises, defined as follows: that certain space known as Suite 300, situated on the third floor, of the building known as 25 North Cascade Office building in the City of Colorado Springs, County of El Paso, Colorado, and more particularly designated on the floor plan attached hereto as Schedule A and made a part of this Lease, and hereinafter referred to as the "Demised Premises", subject to the following terms, provisions, covenants and agreements.

       1. Interior Construction,




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       2.


       3. Use of Premises. Tenant shall use the Demised Premises as a general office for a defense contractor and for no other purpose or use. Tenant will not use the Demised Premises in such a way as to cause unreasonable depreciation. Tenant shall neither permit nor suffer any disorderly conduct, noise or nuisance in or about the Demised Premises; Tenant shall not use or permit the Demised Premises to be used for any business or purpose deemed by Landlord to be extra hazardous, or in any manner as to constitute a violation of any present or future laws, rules, regulations, requirements or orders of any lawful governmental or public authority relating to the Demised Premises; and Tenant covenants and agrees at its cost to promptly comply with all such laws, regulations, ordinances and every order or regulation now or hereafter enacted of the United States, of the City of Colorado Springs, County of El Paso, or State of Colorado.

       4. Base Rent. Tenant agrees to pay without offset or demand Landlord as base rent ("Base Rent") for the Demised Premises for the full term the sum of Four Hundred Ninety-Three Thousand Seven Hundred Ninety and no/100 ($493,790.00) dollars payable in monthly installments of See Lease Addendum ($__________) dollars in advance on the first day of each calendar month during the term hereof. Such payments shall be made to Landlord at the address set forth hereinafter or at such other address as Landlord may designate in writing from time to time. In the event that Tenant occupies the Demised Premises on a date other than the first day of the month, then the Base Rent for the first and last months of the term hereof shall be prorated.

          5. Term Commencement. The term of this Lease shall be for five (5) years, and such term shall commence on the earlier of the happening of the following events:

             (a) the date on which Tenant first utilizes the Demised Premises to conduct business in all or a portion of the Demised Premises, or

             (b) ____ (____) days after the execution of this Lease by Landlord and Tenant, and shall terminate five (5) years following the commencement of the term as hereinabove set forth.

                If the date of commencement (as provided in (a) or (b) hereof) is on a day other than the first day of the month, rent shall be immediately paid for such fractional month prorated on the basis of a thirty (30) day month and the term of the Lease shall commence on the first day of the month next succeeding, which date shall be the commencement date of this Lease.

                Landlord and Tenant shall execute a written addendum to this Lease when the commencement date is determined as above set forth, which shall set forth the commencement date of the Lease and the date of termination of the Lease.

       6. Operating Costs.

             6.1. Tenant shall pay to Landlord as additional rental, commencing on the date the first monthly installment of Base Rent is due, any amount equal to Tenant's Proportionate Share of the total "Operating Costs" as said term is hereinafter defined, payable by Landlord in operating and maintaining the Building.

             6.2. The term "Operating Costs" means the total amounts paid or payable by Landlord, or others on behalf of Landlord, in connection with the ownership, replacement, maintenance, repair, and operations of the Building (except for those items of repair and maintenance set forth in paragraph 10 hereof which shall be the sole obligation of Tenant), including without limiting the generality of the foregoing, the amount paid for all steam or fuel used in heating and air conditioning of the Building, the amount paid for all electricity furnished to the Building, other than electricity furnished to and paid for by Tenants by reason of their extraordinary consumption of electricity; the amount paid for all hot and cold water other than that chargeable to

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Tenants by reason of their extraordinary consumption of water; the amount paid for all labor and/or wages and other payments including cost to Landlord of workmen's compensation and disability insurance, payroll taxes, real estate taxes and assessments, personal property taxes, welfare and fringe benefits made to janitors employees, contractors and subcontractors of the Landlord involved in the operation, replacement and maintenance of the Building; managerial, administrative, and telephone expenses related to the Building; the total charges of any independent contractors employed in the care, and operation, replacement, and maintenance and cleaning of the Building and landscaping; the amount paid for all supplies, tools, equipment and necessities which are occasioned by everyday wear and tear, the cost of window and exterior wall cleaning; the cost of accounting services necessary to compute the rents and charges payable by Tenants, legal, inspection and consulting services; the cost of operating, repairing and maintaining the building elevators, the cost of guards and other protection services; payments for general maintenance, replacement and repairs to the plant and equipment supplying climate control; and the amount paid for premiums for all insurance required from time to time by Landlord or Landlord's mortgagees. The reference to "Building" in this subparagraph 6.2 shall include all related facilities, including corridors, lobbies, sidewalks, parking areas, elevators, loading areas and driveways and other public areas in or around the Building.

             6.3. Tenant's proportional share of such Operating Costs shall be an amount determined by multiplying the annual total of the Operating Costs by a fraction, the numerator of which shall be Twenty and 37/100 percent, (20.37%) , the square footage of the Demised Premises leased to Tenant hereunder and the denominator of which shall be the total gross leaseable square feet in the Building, which is 54,000 expressed as a percentage equal.

             6.4. Payment of Additional Rent: Any additional rent payable by Tenant under section 6.1, 6.2 and 6.3 hereof shall be paid as follows, unless otherwise provided:

                  (a) During the term hereof, Tenant shall pay to Landlord in advance, on the date monthly installments of Base Rent are due hereunder, one-twelfth (1/12th) of the amount of such additional rentals as reasonably estimated by Landlord to be due from Tenant. Such estimate may be adjusted by Landlord, and Tenant shall pay installments of additional rentals according to such estimate.

                  (b) If the amount of such estimated additional rental payment made by the Tenant in any year should be less than the additional rentals due for such year, then the Tenant shall pay to the Landlord an additional rental upon demand the amount of such deficiency.

                  (c) If the amount of such additional rental payments made by the Tenant in any year are greater than the additional rentals due for such year, providing Tenant is not in default hereunder, such excess will be applied by the Landlord to the next succeeding installments of additional rentals due hereunder; and if there is any excess for the last year of the term hereof, the amount thereof will be refunded by the Landlord to the Tenant within thirty (30) days after the expiration of the term.

       7. Taxes.

             7.1. The term "Taxes as used in this Lease in paragraph 6 hereof shall mean the amount of real estate taxes and special assessments imposed upon land, buildings and improvements in, of and upon the building, and levies and assessments made upon or as a result of personal property owned by Landlord and used in connection with the Building. If because of any changes in the taxation of real estate any other tax or assessment (including, without limitation, any occupancy, gross receipts, or rental tax) is imposed upon Landlord or the owner of the land and/or building or the occupancy, rents or income therefrom, in lieu of, or in substitution for, or in addition to, any of the foregoing taxes, such other tax or assessment shall be deemed part of the Taxes.

             7.2. Commencing with the tax bill for the Lease Year in which the Tenant's tenancy begins, Tenant agrees to pay Landlord each year Tenant's share of such real estate taxes and special assessments as may be levied on the building and determined and pursuant to paragraph 6 hereof. In the event that the term hereby demised does not commence on the 1st day of January, then the Tenant's share of the taxes for the year the term commences and terminates shall be apportioned on a per diem basis in such proportion as Tenant's tenancy of the Demised Premises bears to 365 days.

             7.3. In order to facilitate the collection of taxes called for hereunder, Tenant shall deposit with Landlord on the day monthly installments of rent are due on amount equal to one-twelfth (1/12th) of the taxes and levies due from Tenant to Landlord hereunder during each month of the term hereby demised or any extension thereof. Tenant's share of taxes, levies and assessments shall be based upon estimates made by Landlord of projected taxes due for the subject Lease Year, all as set forth in paragraph 6 hereof.


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       8. Insurance.

             8.1. In addition to Tenant's obligation to pay its proportionate share of cost insurance pursuant to paragraph 6 hereof, Tenant shall pay all premiums due in connection with the insurance Tenant is required to carry under the terms of this Lease and shall furnish Landlord with copies of paid receipts evidencing the payment thereof. All such policies shall be written with companies satisfactory to Landlord and authorized to do business in the State of Colorado. Landlord shall not unreasonably withhold consent to the placement of insurance with companies proposed by Tenant.

             8.2. Tenant during the entire term of this Lease shall keep the Demised Premises insured for the protection of Landlord and Landlord's designees who shall be so named as co-insureds in any such policies, by maintaining general public liability and property insurance against claims for bodily injuries or death and property damage occurring upon or under the Demised Premises or resulting from the business done by Tenant on the Demised Premises, and shall include a cross liability clause with respect to the Demised Premises and Tenant's use of any part of the Building. Such insurance shall be written on a comprehensive basis with limits of not less than two million ($2,000,000.00) dollars for any one occurrence and such higher limits as the Landlord or the mortgagees of Landlord may reasonably require from time to time.

             8.3. Tenant shall maintain standard fire and extended coverage insurance insuring all alterations and additions made to the Demised Premises and all of the fixtures, furniture and equipment for the full replacement thereof. Such insurance shall be maintained by and shall be paid for by Tenant.

             8.4. Tenant shall maintain, at its sole cost and expense, any other form or forms of insurance as Landlord or the mortgagees of Landlord may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent Tenant would protect itself, and shall deliver to Landlord certificates of all insurance required by Landlord hereunder upon demand of Landlord.

             8.5. All policies of insurance required pursuant to this paragraph 8 shall designate Landlord hereunder and Tenant as named insureds and shall provide that the proceeds of such insurance shall be payable to Landlord and Tenant, as their interests may appear. If required by Landlord, such policies shall contain a loss payable endorsement in favor of the holder of any mortgage or deed of trust on the building or any portion thereof.

             8.6. All policies of insurance required hereunder shall additionally provide that the same may not be cancelled without at least thirty
(30) days prior written notice to Landlord, and shall provide further that any losses shall be payable notwithstanding any act of negligence of Tenant which might otherwise result in forfeiture of said insurance.

             8.7. If Tenant shall at any time fail, neglect or refuse to provide and maintain such insurance, then Landlord shall have the option (but shall not be required to) pay for such insurance and any amounts paid therefore by Landlord shall be deemed additional rent due Landlord and shall be paid by Tenant to Landlord at the next rental payment date after any such payment, with interest thereon at the rate of eighteen (18%) percent per annum from the date of payment thereof.

       9. Use of Electricity.

             9.1. Tenant's use of electricity in the Demised Premises shall be for the operation of building standard lighting, electrical fixtures, typewriter and other small office machines and lamps and shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the Demised Premises.

             9.2. In order to ensure that such capacity is not exceeded and to avert possible adverse effect upon the Building's electrical service, Tenant shall not, without Landlord's prior written consent in each instance, which consent shall not unreasonably be withheld, connect any additional fixtures, appliances or equipment (other than normal office electrical fixtures and copying machinery, lamps, typewriters and similar small office machines) to the Building's electric distribution system or make any alteration or addition to the electrical system of the Demised Premises existing at the commencement of the term hereof. If Landlord grants such consent, the cost of all additional risers and other equipment required therefore shall be paid as additional rent by Tenant to Landlord upon demand. Furthermore, Tenant shall pay on demand as additional rent to Landlord the cost of any electric current or other energy for any other purpose, including, without limitation, the operation of heavy duty accounting equipment and copy equipment, and computer equipment.

             9.3. Tenant shall pay as additional rental, on demand, the cost of any metering which may be required by Landlord to measure any excess usage of electricity, water or other utility energy.

       10. Tenant Repair

             10.1. If any of the elevators, and other apparatus, or elements of the Building used for the purpose of climate control or operating the elevators, or if the water pipes, drainage pipes,



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electric lighting or the roof or outside walls of the Building or parking facilities of Landlord becomes damaged or are destroyed through the negligence, carelessness or misuse of the Tenant, its agents, employees or anyone permitted by Tenant to be in the building, then the cost of the necessary repairs, replacements or alterations shall be borne by Tenant who shall pay the same on demand to Landlord as additional rental.

             10.2. Tenant shall keep the Demised Premises in as good order, condition and repair as when they were entered upon, loss by fire (unless cause by the negligence of Tenant, its agents, employees or invitees), inevitable accident or ordinary wear and tear excepted. If Tenant fails to keep the Demised Premises in such good order, condition and repair as required hereunder to the reasonable satisfaction of Landlord, as soon as reasonably possible after written demand, Landlord may restore the Demised Premises to such good order and condition and make such repairs without liability to Landlord and upon completion thereof, Tenant shall pay to Landlord, as additional rental, upon demand, the cost of restoring the Demised Premises to such good order and condition and of the making of such repairs.

             10.3. Tenant shall pay on demand the cost of replacement of any glass broken on the Demised Premises including outside windows and doors of the perimeter of the Demised Premises during the continuance of this Lease, unless the glass shall be broken by Landlord, its employees or agents.

             10.4. Tenant shall deliver, at the expiration of the Term hereof or sooner upon termination of the Term, the Demised Premises in good repair and in a state of broom cleanliness.

             10.5. Any and all other maintenance, repair, alteration or replacement (including, but not limited to, the exclusive right to make any replacement of electric light bulbs, tubes and ballasts in the Demised Premises) of any of the improvements or facilities of the Demised Premises shall be done by Landlord, at Lessee's sole cost and expense, which shall be paid to Landlord by Tenant as additional rent upon Landlord's written demand.

       11. Alterations.

             *11.1. Subsequent to the execution of this Lease and prior to the commencement hereof, Tenant shall have the right to come upon, enter and have access to the Demised Premises to place and attach, at its expense, to the Demised Premises any fixtures, furnishings, equipment or facilities reasonably required by it for its business, including, but not limited to, shelving, partitions, fixtures, floor and wall coverings, lighting fixtures, and other equipment and facilities desirable for its business, provided such work does not cause irreparable injury or damage to the Demised Premises.

             11.2. Other than as provided in paragraph 11.1, Tenant shall make no alterations, changes, additions or improvements to the Demised Premises without the Landlord's prior written consent. No such alteration, change, addition or improvement shall be done so as to lessen or materially and disadvantageously affect the value of the Demised Premises.

             11.3. Landlord shall not under any circumstances whatsoever be liable for the payment of any expense incurred or the value of any work done or material furnished to the Demised Premises by virtue of any construction, alteration, change, additions or improvement undertaken by Tenant. All such work shall be Tenant's sole cost and expense and Tenant shall be wholly responsible to all contractors, subcontractors, laborer and materialmen therefor. Tenant shall pay for all or any of the foregoing so that no lien shall be asserted against the Demised Premises or the Building.

             11.4. Tenant shall indemnify and save Landlord harmless for any liabilities, damages or penalties, and any costs, expense or claims of any kind or nature arising out of said construction, alteration, or additions, or otherwise, and such indemnifications shall apply to any damages or injury to person or property resulting therefrom.

             11.5. Except as provided in paragraph 13 hereof, all alterations made, done and constructed in, upon or around the Demised Premises by Tenant shall become the property of Landlord at the termination of this Lease, and shall remain the Demised Premises and be surrendered with the Demised Premises.

       12. Lien Protection. Tenant agrees that at no time during the term of this Lease will Tenant permit a lien or encumbrance of any kind or nature to come into existence against the Demised Premises or the Building. If at any time a lien or encumbrance of any kind or nature to come into existence against the Demised Premises or the Building. If at any time a lien or encumbrance is filed against the Demised Premises or the Building as a result of Tenant's failure to satisfy same, Tenant shall promptly discharge said lien or encumbrance has not been removed within thirty (30) days from

* See Lease Amendment


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the date it is filed or recorded against the Demised Premises, Tenant agrees it will deposit with Landlord in cash an amount equal to one hundred and fifty (150%) percent of the amount of the lien of the person or concern filing the lien and shall leave the same on deposit with Landlord until said lien is discharged, Landlord shall have the option, but not the responsibility, to satisfy any such lien or encumbrance, and if Landlord pays any such lien or encumbrance, Tenant shall pay to Landlord as additional rent, the amount of such payment on the next following day when monthly installments of rent are due hereunder. If Landlord satisfies any such lien or encumbrance, it may make such payment without inquiry to the accuracy of the amount of such lien or encumbrance of the validity of the lien or encumbrance.

       13. Trade and Other Fixtures.

             13.1. Any and all alterations, changes, additions or improvements to the Demised Premises which are not movable including, but not limiting the generality of the foregoing, any and all fixtures, trade fixtures, equipment, machinery, lighting fixtures, cooling equipment, built-ins, partitions, wall coverings, tile linoleum and power wiring shall be the property of the Landlord upon any termination of the Lease.

             13.2. Any movable trade fixtures, equipment, machinery or other personal property of Tenant used in or on the Demised Premises shall be the property of the Tenant upon any termination of this Lease, and Tenant shall have ten (10) days from and after the date to remove the same from the Demised Premises, provided Tenant is current in all of its obligations hereunder. If not so removed, any such fixtures and equipment shall be deemed abandoned and shall be the property of Landlord. Any damage caused to the Demised Premises by the removal of such items shall be repaired by Tenant at Tenant's expense.

       14. Signs. Tenant shall not install any signs, window lettering or other advertisement in, upon or around the Demised Premises without the prior written approval of Landlord, Landlord shall have absolute discretion in approving or disapproving any proposed sign.

       15. Tenant's Covenants. Tenant, in consideration of the leasing of the Demised Premises, as aforesaid, and in addition to any and all covenants hereinabove and hereinafter included in this Lease, covenants and agrees as follows, to wit:

             15.1. To pay the rent for said Demised Premises, all additional rent and any and all other charges provided hereunder promptly when due and payable. It is understood and agreed that Landlord may assess a late charge which shall be in the amount of three (3%) percent of any monthly rent installment or other payment called for hereunder, which is delinquent ten (10) days or more.

             15.2. To pay any increase in premiums of insurance carried by Landlord pursuant to paragraph 6 hereof, if, in the reasonable determination of Landlord, such increase is directly related or caused by Tenant's use of the Demised Premises.

             15.3. Neither to permit nor suffer any noise or disturbances whatever, other than those incident to Tenant's regular business.

             15.4. Neither to hold nor attempt to hold Landlord liable for any damage or injury, either proximate or remote, occurring through or caused by any repairs, alterations, injury, or accident to adjacent premises, or the Demised Premises or the adjacent premises or other parts of the building not herein leased, or by reason of the negligence or default of the owners or occupants thereof or any other persons, nor liable for any injury or damage occasioned by defective electric wiring or the breaking or stoppage of plumbing or sewage upon the Demised Premises or upon adjacent premises, whether said breaking or stoppage results from freezing or otherwise; provided, however, such occurrences are not cause by Landlord's negligence.

             15.5. Neither to permit nor suffer the Demised Premises or the walls or floors thereof, to be endangered by overloading.

             15.6. Not to use the Demised Premises for any purpose which would render the insurance thereon void or the insurance risk more hazardous, nor to make any alterations or changes in, upon, or about the Demised Premises without first obtaining written consent from the Landlord therefor.

             15.7. To permit Landlord, or its agents to enter upon the Demised Premises at any time for the purpose of inspection and making repairs, alterations or improvements to the Demised Premises or to the Building, or for the purpose of having access to the under floor ducts, or to have access to mechanical shafts (which Tenant agrees not to obstruct), and Tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort occasioned thereby. Landlord shall have the right to enter the Demised Premises in order to check, calibrate, adjust and balance controls and other parts of heating, ventilating and climate. To permit Landlord or its agents to enter upon the Demised Premises to exhibit and show the Demised Premises to prospective tenants of the Building or to prospective purchasers of the building during normal business hours.


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             15.8. To surrender and deliver up possession of the Demised
Premises and any appurtenance thereto promptly upon the expiration of the Lease.


             15.9. To comply with all of the rules and regulations promulgated and adopted by Landlord regarding the building.

       16. Casualty Damage.

             16.1. In the event of fire or other casualty, for which Landlord has received insurance proceeds, and which is not caused by the negligence of Tenant, Base Rent shall abate in the proportion that the unusable portion of the Demised Premises as reasonably determined by Landlord is of the total area of the Demised Premises until the Demised Premises are rebuilt: and Landlord agrees that it will with reasonable diligence repair the Demised Premises, unless Tenant is obligated to repair under the terms hereof, or unless this Lease is terminated as hereinafter provided; subject to the provisions of paragraphs 16.2 and 16.3.

             16.2. If the Demised Premises are damaged or destroyed by any cause whatsoever, and if, in the reasonable opinion of Landlord, the Demised Premises cannot be rebuilt or made fit for the purposes of Tenant within one hundred twenty (120) days of the damage or destruction, Landlord instead of rebuilding or making the Demised Premises fit for Tenant, may at its option terminate this Lease by giving to Tenant within sixty (60) days after such damage or destruction, notice of termination, and thereupon rent and any other payments for which Tenant is liable under this Lease shall be apportioned and paid to the date of such damage and Tenant shall immediately deliver up possession of the Demised Premises to Landlord. Provided, however, that those provisions of this Lease which are designated to cover matters of termination and thereafter shall survive the termination hereof.

             16.3. Irrespective of whatever the Demised Premises are damaged or destroyed, in the event that fifty (50%) percent or more of the area in the Building is damaged or destroyed by any cause whatsoever, and if, in the reasonable opinion of Landlord, the said area cannot be rebuilt or made fit for the purpose of the tenants of such space within one hundred and eighty (180) days after the damage or destruction, the Landlord may at its option terminate this Lease by giving to Tenant within sixty (60) days after such damage notice of termination requiring it to vacate the Demised Premises sixty (60) days after delivery of the notice of termination and thereupon rent and any other payment shall be apportioned and paid to the date of which possession is relinquished and Tenant shall deliver up possession of the Demised Premises to Landlord in accordance with such notice of termination.

             16.4. Landlord shall in no event be obligated to repair or replace any damage or destruction in the building for which Landlord has not receive insurance proceeds. In the event of any damage or destruction for which Landlord does not receive insurance proceeds, Landlord may, at its option, elect not to rebuild, repair or replace said damage or destruction and will thereafter have the option to terminate this Lease by giving Tenant written notice.

       17. Indemnification. Tenant shall indemnify, protect, defend, and hold Landlord harmless from and against any and all claims, losses, costs (including without limitation, attorneys' fees) or damages and from liability to any person on account of any damage to person or property to the extent caused by the negligence or willful misconduct of Tenant, its employees, directors, officers or agents, or the failure of Tenant to perform its obligations under this Lease. Landlord shall indemnify, protect, defend and hold Tenant harmless from and against any and all claims, losses, costs (including without limitation attorneys' fees) or damages and from liability to any person on account of any damage to person or property to the extent caused by the negligence or willful misconduct of Landlord, its employees, directors, officers or agents or the failure of Landlord to perform its obligations under this Lease.

        18. Eminent Domain.

             18.1. If the Demised Premises or a substantial part thereof, shall be taken in eminent domain, or conveyed under threat or condemnation proceedings, then this Lease shall forthwith terminate and end upon the taking thereof as if the original term provided in said Lease expired at the time of such taking. If only such part or portion of the Demised Premises is taken which would not substantially and materially interfere with or adversely affect the business of the Tenant conducted at the Demised Premises, then Landlord, at Landlord's option to be exercised in writing within thirty (30) days after the taking thereof, may repair, rebuild or restore the Demised Premises, and this Lease shall continue in effect. If, however, because of such taking, the Demised Premises should be rendered untenantable or partially untenantable, then the rent, or a portion thereof, shall abate until the Demised Premises shall have been restored.


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             18.2. In the event that an award is made for the taking of such property and parcels of the Demised Premises or the Building in condemnation proceedings, Landlord shall be entitled to receive and retain the amounts awarded or paid for such taking or conveyance; provided, however, that Tenant shall be entitled to receive and retain such amounts as are specifically awarded to it in such proceeding because of the taking of its furniture, or fixtures, and its leasehold improvements which have not become a part of the realty. It is understood and agreed that any amounts specially awarded in any such taking for the damage to the business of Tenant done on the Demised Premises and awarded to it as a result of interference with the access to the Demised Premises or for any other damage to said business and trade done at the Demised Premises shall be the property of Tenant.

             18.3. It is understood and agreed that in the event of the termination of this Lease as provided under this paragraph, Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease and no right or claim to any part of the award made on account thereof.

       19. Default and Remedies of Landlord.

             19.1. If any one or more of the following events (each of which is herein sometimes called "event of default") shall happen:

             19.1.1. If the default shall be made in the due and punctual payment of any rent, taxes or any other sums required to be paid by Tenant under this Lease when and as the same shall become due and payable, and such default has not been cured within ten (10) days of the date of same becomes due and payable.

             19.1.2. If Tenant shall vacate or abandon the Demised Premises or if default shall be made by Tenant in the performance of or compliance with any of the covenants, agreements, terms or conditions contained in this Lease other than those referred to in the foregoing paragraph 19.1.1, and Tenant shall fail to remedy the same with in thirty (30) days after Landlord shall have given Tenant written notice specifying such default.

             19.1.3. If Tenant shall file a voluntary petition in bankruptcy or shall be adjudicated as bankrupt or insolvent, or shall take the benefit of any relevant legislation that may be in force for bankrupt or insolvent debtors or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law or regulation, or if any proceedings shall be taken by Tenant under any relevant bankruptcy act in force in any jurisdiction available to Tenant, or if Tenant shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties or of the Demised Premises, or shall make any general assignment for the benefit of creditors.

             19.1.4. If a petition shall be filed against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal, state or other statute, law or regulation and shall remain undismissed for an aggregate of one hundred twenty (120) days or if trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties or of the Demised Premises shall be appointed without the consent or acquiescence of Tenant and such appointment shall remain unvacated for an aggregate of one hundred twenty (120) days.

       19.2. Then and in any event covered by paragraphs 19.1.1., 19.1.2., 19.1.3., 19.1.4, Landlord shall have the right at its election, provided Landlord has given prior written notice, as hereinabove set forth, to Tenant, then or any time thereafter, either to:

             19.2.1. Institute suit against Tenant to collect each installment of rent or other sum as it becomes due or to enforce any obligations under this Lease; or

             19.2.2. Re-enter and take possession of the Demised Premises and all personal property therein and to remove Tenant and Tenant's agents and employees therefrom, and either:

             19.2.2.1. Terminate this Lease and sue Tenant for damages for breach of the obligations of Tenant to Landlord under this Lease, and such damages shall be deemed to be the equipment of the amount of the net rent and other rent and charges which would be payable under this Lease by Tenant if this Lease were still in effect, less the net proceeds of any reletting effect pursuant to paragraph 19.2.2.2., or

             19.2.2.2. Without terminating this Lease, relet, assign or sublet the Demised Premises and personal property, as the agent and for the account of Tenant in the name of Landlord or otherwise, upon the best terms and conditions Landlord may make with the new Tenant for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such conditions as Landlord may deem best; may determine and may collect and receive the rent therefor, provided Landlord shall in no way be responsible or liable for any failure to relet the Demised Premises or any part thereof, or for any failure to collect any rent due upon any such reletting. In this event, the rents received on any such

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                                       8
reletting shall be applied first to the expenses of reletting and collecting, including, without limitation, all repossession costs, reasonable attorney's fees, legal fees and any real estate commission paid, alteration costs and expenses of preparing the Demised Premises for reletting, and thereafter toward payment of the rental and of any other amounts payable by Tenant to Landlord. If the sum realized shall not be sufficient to pay such rent and other charges within five (5) days after demand, Tenant will pay to Landlord any such deficiency as it accrues. Landlord may sue therefore as each deficiency shall arise if Tenant shall fail to pay such deficiency within the time limited.

         In the event Landlord elects to re-enter or take possession of the Demised Premises, Tenant shall quit and peaceably surrender the Demised Premises to Landlord, and Landlord may enter upon and re-enter the Demised Premises and possess and repossess themselves thereof, by force, summary proceedings, ejectment or otherwise, and any dispossess and remove Tenant and may have, hold and enjoy the Demised Premises and the right to receive all rental income of and from the same.

         19.3. No such re-entry or taking possession by Landlord shall be construed as an election on Landlord's part to terminate or surrender this Lease unless a written notice of such intention is served on Tenant, notwithstanding the service of a Demand For the Payment Of Rent Or Possession, and Landlord and Tenant expressly agree that the service or posting of such Demand will not constitute an election on the part of Landlord to terminate this Lease.

         19.4. The enumeration of the foregoing remedies does not exclude any other remedy, but all remedies are cumulatives and shall be in addition to every other remedy now or hereafter existing at law or in equity.

         19.5. In the event of any breach by Tenant of any of the agreements, terms, conditions or covenants contained in this Lease, Landlord, in addition to any and all other rights herein provided and at Landlord's option, shall be entitled to enjoin such breach and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise for such breach as through re-entry, summary proceedings, and other remedies not provided for in this Lease.

         19.6. All rent in arrears and all amounts collectable hereunder shall bear interest at the rate of eighteen (18%) percent per annum from the respective due dates until paid, provided that this shall in no way limit, lessen or affect any claim for damages by Landlord for any breach or default by Tenant.

20.     Holding Over.

                20.1. If Tenant remains in possession of the Demised Premises after expiration of the term hereby demised, such holding over shall be deemed to be holding over upon a tenancy from month to month at a monthly rental equal to one hundred fifty (150%) percent of the monthly installment of Base Rent due under the terms of this Lease for the month next preceding the commencement of the hold over period, and Tenant shall remain liable for all other payments provided for hereunder, and such holding over shall be subject to all of the other terms and conditions of this Lease.

                20.2. In the event Landlord relets the Demised Premises to a new Tenant and the term of such new Lease commences during the period of which Tenant holds over, then such holding over shall be deemed a breach of Tenant's covenant to deliver up the Demised Premises upon the termination or expiration of the term of this Lease, and Landlord shall be entitled to recover from Tenant any and all costs, expenses, reasonable attorney's fees, damages, loss of profits or any other costs resulting from Tenant's failure to deliver possession of the Demised Premises to the new tenant.

         21. Subordination, Estoppel Letter and Attornment. This Lease is subject to subordinate to all mortgages and deeds of trust which now or hereafter may affect the Demised Premises or the Building, and Tenant shall execute and deliver upon demand of Landlord any and all instruments subordinating this Lease, in the manner requested by Landlord, to any new or existing mortgage or deed of trust. Further, Tenant shall at any time and from time to time, upon not less than ten (10) days prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which rent and other charges are paid in advance, if any, and acknowledge that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults, if any are claimed, and such other matters as Landlord's mortgagee may require.

         In the event that Landlord or its principal sells, conveys, transfers or grants the Building or the Demised Premises to any person, firm, corporation, company or entity, during the term hereby demised, Tenant agrees to attorn to such new owner, and Landlord and its principal shall be released


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                                       9
from performance hereunder.

       22. Landlord's Title. It is understood that Landlord is the agent of the owners of the Demised Premises, and as such has full and complete authority to enter this Lease.

       23. Quiet Enjoyment. Tenant, upon paying the rent, and performing the covenants and agreements of this Lease, shall quietly have, hold and enjoy possession of the Demised Premises and all rights granted Tenant in this Lease during their term hereof.

       24. Assignment and Subletting.

             24.1. Tenant may not sublet the Demised Premises or any part thereof and may not assign any of its right or interest in this Lease without the express written consent of the Landlord, which consent shall not be unreasonably withheld. Upon any assignment or subletting hereof even though consented to by the Landlord, the Tenant shall remain liable for the payment of the rent provide for herein and for the performance of the agreements, terms, conditions and covenants of this Lease undertaken to be kept and performed by the Tenant and the assignee of this Lease, where permitted, shall assume and undertake to keep, observe and perform all the agreements, terms, conditions and covenants of this Lease. For the purposes of this provision, transfer of controlling interest in Tenant by the present holders thereof shall be deemed to be an assignment hereunder. In no event shall Landlord's refusal to approve an assignment or subletting deemed unreasonable, if the use of the Demised Premises by the assignee or subtenant violates any law or statute of the United States, the State of Colorado, the City of Colorado Springs, and the County of El Paso, or if such use is extra hazardous, increases the insurance carried by Landlord on the Building or is deemed by Landlord to be incompatible with the use of other tenants of the building.

             24.2. Any such assignment of subletting by Tenant without the written consent of Landlord being first obtained, shall be voidable at the option of Landlord, who may, upon such breach, immediately re-enter and take possession of the entire Demised Premises, or any part thereof, without giving any notice. Any such unauthorized assignment or subletting by Tenant shall cause this Lease, at landlord's option, to terminate. In case of any assignment, attempted assignment, subletting or attempted subletting by Tenant without Landlord's written consent thereto, Landlord may without notice, prevent the ingress of persons claiming under such unauthorized assignment or sublease.

             24.3. Notwithstanding anything to the contrary herein contained, Tenant agrees that Landlord may attach as a condition to Landlord's written approval of any assignment or sublease by Tenant that Landlord shall be entitled to the receipt of any profit derived by Tenant as a result of such assignment and/or sublease. Such profit shall include any amounts received by Tenant from its assignee or subtenant in excess of the rent required to be paid by Tenant hereunder. Tenant shall deliver all documents relating to any such assignment and subletting to Landlord upon Landlord's demand.

             24.4. Notwithstanding anything contained in the paragraph 24 or elsewhere contained in this Lease, Tenant shall have no claim, and hereby waives the right to any claim, against Landlord for money damages by reason of any refusal, withholding or delaying by Landlord of any consent or approval, and in such event, Tenant's only remedies therefore shall be an action for specific performance or injunction to enforce any such requirement. If any such action shall be adverse to Landlord, Landlord shall be liable to Tenant for Tenant's court costs and reasonable attorney's fees thereby incurred.

             25. Waiver. No waiver of any breach of any one of the agreements, terms, conditions or covenants of the within Lease by Landlord or Tenant shall be deemed to imply or constitute a waiver of any other agreement, term, condition or covenant of this Lease. The failure of either party to insist on strict performance of any agreement, term, condition or covenant, herein set forth, shall not constitute or be construed as a waiver of the rights of either or of the other thereafter to enforce any other default of such agreement, term, condition or covenant; neither shall such failure to insist upon strict performance be deemed sufficient grounds to enable either party hereto to forego or subvert or otherwise disregard any other agreement, term, condition or covenant of this Lease.

             26. Notices. Any notices required or permitted hereunder or which any party elects to give shall be in writing and deliver either personally to the other party or the other party's authorized agent set forth below (or as changed by written notice), or by depositing such notice in the United States Certified Mail, Return Receipt Requested, postage fully prepaid, to the person at the address set forth below, or to such other address as either party may later designate in writing:


                                                             INITIALS    DATE

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                                       10

         Landlord:    LOUP MANAGEMENT COMPANY
                      44 Inverness Drive East Building #E
                      Englewood, CO 80112

         Tenant:      JAYCOR
                      c/o 9775 Town Center Drive
                      San Diego, CA 92121

Any notice given by mail as herein provided shall be deemed given when deposited in the United States mail.

       27. Successors. All of the agreements, terms, conditions and covenants set forth in this Lease shall inure to the benefit of and be binding upon the heirs, legal representatives, successors, executors and assigns of the parties, except that no assignment or subletting by Tenant in violation of the provisions of this Lease shall vest any rights in the assignee or in the subtenant.

       28. Entire agreement. The within Lease constitutes the entire agreement of the parties hereto. No representations, promises, terms, conditions, obligations or warranties whatsoever referring to the subject matters hereof, other than those expressly set forth herein, shall be of any binding legal force or effect whatsoever. No modification, change or alteration of this Lease shall be of any legal force or effect whatsoever unless in writing, signed by all parties hereto.

       29. Landlord's Right to Cure Tenant's Default. If Tenant shall default in the performance of any covenant or provision of this Lease to be performed on Tenant's part, Landlord may, after fifteen (15) days notice to Tenant, or without notice if in Landlord's opinion an emergency exists, perform the same for the account and at the expense of Tenant. If Landlord shall incur any expense, including reasonable attorneys' fees, in instituting, prosecuting, or defending any action of Tenant, Tenant shall reimburse Landlord for the amount of such expense with interest at the rate of eighteen (18%) percent per annum from the date of Landlord's advance or advances therefor. Should Tenant, pursuant to this Lease, become obligated to reimburse or otherwise pay Landlord one or more sums of money pursuant to this paragraph 29, the amount thereof shall be paid by Tenant to Landlord within two (2) days of Landlord's written demand therefor, and if Tenant fails to make such payment, such failure shall be deemed an event of default as set forth in paragraph 19 hereof. The provisions hereof shall survive the termination of this Lease. The provision hereof shall neither impose a duty on Landlord nor excuse any failure on Tenant's part to perform or observe and covenant or condition in this Lease contained on Tenant's part to be performed or observed.

       30. Enforcement of Lease - Attorneys' Fees. In the event that either Landlord or Tenant commences an action for the enforcement of or arising out of breach of the terms of this Lease, then the party who is awarded judgement in such action, shall be awarded, in addition to any other award made therein, an amount to be fixed by the court for court costs and reasonable attorneys' fees.

       31. Counterparts. This Lease may be executed in several counterparts and each such counterpart shall be deemed an original.

       32. Miscellaneous.

             32.1. Unless Tenant furnishes Landlord with a notice in writing specifying any default in the Demised Premises within thirty (30) days after taking possession thereof, such taking of possession shall be conclusive evidence as against Tenant that at the time of such taking the Demised Premises were in good order and satisfactory condition.

             32.2. Tenant shall be entitled to have its name shown upon the Directory board of the Building, and Landlord shall design the style of such identification, and the Directory Board shall be located in an area designated by Landlord in the main lobby of the Building.

             32.3. This Lease shall be deemed to have been made and shall be construed in accordance with the laws of the State of Colorado.

             32.4. The Landlord shall provide the following services, the cost and expense of which shall be paid by Tenant as provided in paragraph 6 hereof:

                  (a) Climate control to the Demised Premises during normal business hours, except during the making of repairs, inspections, alterations or improvements.

                  (b) Except when repairs, inspections, alterations and improvements are being made, elevator service during normal business hours in common with others.

                  (c) Landlord shall make available water in reasonable quantity and cause electric current to be supplied for lighting the Demised Premises and public halls and for the operation of ordinary office equipment exclusive of heavy duty equipment including, but without limitation, heavy duty accounting equipment, computers, heavy duty copying equipment, and the like.

                  (d) Janitorial and cleaning services to the Demised Premises in a manner consistent


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                                       11
with the operation of a non-institutional first class office building.

       32.5. "Normal Business Hours" as that term is used in the Lease shall be deemed to mean the hours from 8:00 a.m. to 6:00 p.m. on Monday through Friday and the hours from 8:00 a.m. to 1:00 p.m. on Saturdays unless any of such days is a nationally recognized holiday.

DATED at Colorado Springs, Colorado this 31st day of December 1994.

Landlord: LOUP MANAGEMENT COMPANY

By: /s/
   --------------------------------


Tenant: JAYCOR

By: /s/ Eric P. Wenaas
   --------------------------------


                                                             INITIALS    DATE

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                                       12

                                 LEASE AMENDMENT

This Lease Amendment dated December 31, 1994 shall be attached to and considered a part of the certain lease agreement dated December 31, 1994 by and between Loup Management Company, a Colorado Corporation as Landlord and Jaycor, a California Corporation as Tenant.

Landlord and Tenant wish to amend the above mentioned lease agreement to provide for the following:

1. The Tenant will have the right to audit the operating expenses on the Building. Review and audit of the operating expenses shall be held at Landlord's office during regular business hours provided the Tenant provides reasonable notice.

2. Landlord shall be allowed to enter the Tenant's Demised Premises with twenty-four (24) hour prior notice to Tenant, except in case of emergency, when no notice will be required.

3.     Tenant has the right to remeasure the Demised Premises.

4. Provided Tenant is current in rent and not in default of any of the provisions of this Lease, Landlord shall allow, a one time option to terminate this lease at the end of the thirty eighth (38th) month. Landlord shall require sixty (60) days written notice from Tenant of cancellation. Should Tenant fail to exercise this provision the right of termination shall expire and be of no further force and effect. If Tenant exercises this provision Tenant shall pay Landlord $44,254.39, which represents the unamortized portion of Landlord's out-of-pocket expenses.

5. Under Section 6.1, Landlord shall pass through to Tenant all reasonable expenses necessary to operate the Building in a first class manner. See Exhibit A

6. Under Paragraph 12, Tenant shall have the right to protest any liens that encumbered the office building due to the actions of the Tenant.

7. Under the Addendum, Tenant will move in Februay 1, 1995. Landlord shall spend up to $49,000 for the design and construction of the demised premises. All costs and expenses in excess of $49,000.00 shall be the responsibility of the Tenant.

8.     Refer to Paragraph 4 of Lease:

       Base Rent

       01-12 Months       $8.17 per square foot NNN
       13-24 Months       $8.52 per square foot NNN
       25-36 Months       $8.89 per square foot NNN
       37-48 Months       $9.28 per square foot NNN
       49-60 Months       $9.68 per square foot NNN

9.     Refer to Paragraph 14 of Lease:

       Signs:

       In lieu of sign allowance Tenant shall receive a $1,500.00 rent abatement.


                                                             INITIALS    DATE

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
10.    Refer to Paragraph 32.6 of Lease:

       Parking:

       Tenant shall be guaranteed twenty-two (22) unreserved parking spaces for the term of the lease. The cost of the parking is included in the base rental rate.

11. Provided Tenant is current on rent and not in default under this lease, Landlord shall grant Tenant two (2) one (1) year options to renew at the following rates:

       Year Six      $11.00 per square foot NNN
       Year Seven    $12.00 per square foot NNN

       Tenant shall notify Landlord ninety (90) days prior to the end of the initial term of their desire to extend the lease.

AGREED AND ACCEPTED:

LANDLORD:                                       TENANT:

LOUP MANAGEMENT COMPANY                         JAYCOR

By:   /s/                                       By:   /s/ ERIC P. WENAAS
   ------------------------------                   ----------------------------
Its:  Vice President                            Its:  President and CEO
    -----------------------------                    ---------------------------


                                                             INITIALS    DATE

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
                                   EXHIBIT A
                        EXCEPTIONS TO OPERATING EXPENSES

The following shall not be included in Operating Expenses:

a) leasing commission, accountants' or attorneys' fees, costs and disbursement and other expenses incurred in connection with proposals, negotiations, or disputes with tenants or other occupants or prospective tenants or other occupants, or associated with the enforcement of any leases, disputes with contractors, or the defense of Landlord is title to or interest in the building any part thereof,

b) costs (including permit, license, and inspection fees) incurred in constructing tenant improvements or decorating, painting or redecorating space for other tenants or other occupants or vacant rentable space, with the exception of common areas;

c) depreciation and amortization;

d) costs incurred due to the violation by Landlord or any tenant of the terms and conditions of any lease or due to the negligence or wrongful misconduct of Landlord, its agents, employees or contractors,

e) interest on debt or amortization payments on any mortgages or deed of trust or any other borrowings;

f) Landlord's general corporate overhead;

g) any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord excluding parking lot attendant,

h) advertising and promotional expenditures;

i) Landlord shall not recover any item of Operating expenses more than once.



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
                                   FLOOR PLAN

                                11000 SQUARE FEET

                                  [FLOOR PLAN]